Capital Management	12 Months Ended
May 31, 2012
Capital Management
Capital Management

17.	CAPITAL MANAGEMENT

The capital of the Company consists of the items included in shareholders’ equity. The Company manages the capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the Company’s assets.

The Company’s objectives of capital management are intended to safeguard the entity’s ability to continue the Company’s development and exploration of its mineral properties and support any expansionary plans.

To effectively manage the entity’s capital requirements, the Company has in place a planning and budgeting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its development and exploration objectives.